NVIT American Funds Asset Allocation Fund(formerly, American Funds NVIT Asset Allocation Fund)
Summary Prospectus April 30, 2021

Class II / Class P

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2021 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT American Funds Asset Allocation Fund (the “Fund” or “Feeder Fund”) seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.
Fees and Expenses(1)
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.26%	0.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.58%	0.33%
Total Annual Fund Operating Expenses	1.09%	0.84%
Fee Waiver/Expense Reimbursement(2)	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.94%	0.69%
(1)  The Fees and Expenses table and the Example below reflect the aggregate expenses of both the Master Asset Allocation Fund (as described in the Principal Investment Strategies section below) and the Fund.
(2)  Nationwide Fund Management LLC, the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2022 and may be renewed at that time.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers
NSP-AM-AA (4/21)
Summary Prospectus April 30, 2021

NVIT American Funds Asset Allocation Fund

that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$96	$332	$586	$1,315
Class P Shares	70	253	451	1,023
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As set forth in the Financial Highlights of the Fund, during the most recent fiscal year, the Fund’s portfolio turnover rate was 3.67% of the average value of its portfolio. As set forth in the Financial Highlights of the Master Fund (as defined below), during the most recent fiscal year, the Master Fund’s portfolio turnover rate was 145% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests all of its assets in the Class 1 shares of the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Asset Allocation Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%–80% in equity securities, 20%–50% in debt securities and 0%–40% in money market instruments and cash. As of December 31, 2020, the Master Asset Allocation Fund was approximately 66% invested in equity securities, 30% invested in debt securities and 4% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.
The Master Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities including U.S. government securities, money market instruments (debt securities maturing in one year or less), and derivatives, such as futures contracts. The Master Asset Allocation Fund may invest up to 15% of its net assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its net assets in debt securities of issuers domiciled outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Master Asset Allocation Fund’s investment adviser or unrated but determined to be of equivalent quality by the Master Asset Allocation Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”
The Master Asset Allocation Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Asset Allocation Fund’s assets. Under this approach, the portfolio of the Master Asset Allocation Fund is divided into segments managed by individual portfolio managers.
The Master Asset Allocation Fund relies on the professional judgment of its investment adviser to make decisions about the Master Asset Allocation Fund’s portfolio investments. The basic investment philosophy of the Master Asset Allocation Fund’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Asset Allocation Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Asset Allocation Fund may engage in frequent and active trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Asset Allocation Fund. These changes may occur because of:
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Summary Prospectus April 30, 2021

NVIT American Funds Asset Allocation Fund

 Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
 Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Master Asset Allocation Fund invests.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund's investments to decline significantly. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Currently, interest rates are at or near historic lows. The interest earned on the Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Fund's investments in fixed-income securities and may increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk - a bond issuer may default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the market price of a bond.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Master Asset Allocation Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Master Asset Allocation Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Master Asset Allocation Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Cash position risk – the Fund may hold significant positions in cash or money market instruments . A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by the Master Asset Allocation Fund are securities with shorter maturities and higher quality than those typically of bonds.
U.S. government securities risk– not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk
Summary Prospectus April 30, 2021

NVIT American Funds Asset Allocation Fund

of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.
Master-feeder structure risk – other “feeder” funds also may invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.
Asset allocation risk – the Master Asset Allocation Fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the Fund to underperform relative to relevant benchmarks and other funds with a similar investment objective.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Asset Allocation Fund's investment adviser may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Lending of portfolio securities risk – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the Fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The Fund has selected the 60%/40% S&P 500® Index/Bloomberg Barclays U.S. Aggregate Bond Index as its broad-based securities market index. The S&P 500® Index reflects the equity market sectors in which the Fund invests. The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Summary Prospectus April 30, 2021

NVIT American Funds Asset Allocation Fund

Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	13.72%	–	2Q 2020
Lowest Quarter:	-13.61%	–	1Q 2020
The Fund had not commenced offering Class P shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2020)
	1 Year	5 Years	10 Years
Class II Shares	12.00%	10.16%	9.49%
Class P Shares	12.00%	10.16%	9.49%
60%/40% S&P 500® Index/Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	15.37%	11.23%	10.12%
S&P 500® Index (reflects no deduction for fees or expenses)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.51%	4.44%	3.84%
Portfolio Management
Investment Adviser to the Master Funds
Capital Research and Management CompanySM (“Capital Research”)
Portfolio Managers
Portfolio Manager	Title	Length of Service
Alan N. Berro	Partner– Capital World Investors, a division of Capital Research	Since 2000
Jeffrey T. Lager	Partner– Capital International Investors, a division of Capital Research	Since 2007
David A. Daigle	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2009
John R. Queen	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2016
Peter Eliot	Partner– Capital International Investors, a division of Capital Research	Since 2016
Jin Lee	Partner– Capital World Investors, a division of Capital Research	Since 2018
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Summary Prospectus April 30, 2021

NVIT American Funds Asset Allocation Fund

Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus April 30, 2021

NVIT American Funds Asset Allocation Fund